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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of Earliest Event Reported): March 1, 2004

                           NORTHGATE INNOVATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      0-27878                    13-3779546
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


             801 Sentous Street, City of Industry, California 91748
               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code                (626) 923-6000


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ITEM 5.  Other Events.

     On March 3, 2004, Northgate Innovations, Inc. issued a press release announcing that Theodore B. Muftic had been appointed as the company's Chief Financial Officer. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 7.     Exhibits.

   Exhibit
   Number      Description
   ------      -----------

     99.1 Press release by Northgate Innovations, Inc. dated March 3, 2004, entitled "Northgate Innovations Appoints Theodore B. Muftic as Chief Financial Officer."



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NORTHGATE INNOVATIONS, INC.
                                        (Registrant)

Date:    March 5, 2004                  /s/ Kent A. Savage
                                        --------------------------------
                                        Name:    Kent A. Savage
                                        Title:  Chief Executive Officer



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                                  EXHIBIT INDEX

   Exhibit
   Number                                    Exhibit
   ------                                    -------

     99.1 Press release by Northgate Innovations, Inc. dated March 3, 2004, entitled "Northgate Innovations Appoints Theodore B. Muftic as Chief Financial Officer."